UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street, Suite 1900
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2021, Nuno Brandolini resigned from the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”). Mr. Brandolini’s resignation was not due to any disagreement with the Company or its management with respect to any matter relating to the Company’s operations, policies or practices.

On July 1, 2021 the Board appointed Mses. Patricia K. Collawn and Lorraine Mitchelmore to serve as members of the Board, effective immediately, filling an existing director vacancy and the vacancy left by Mr. Brandolini’s resignation. Ms. Collawn was appointed to the Audit Committee and the Compensation Committee of the Board, and Ms. Mitchelmore was appointed to the Audit Committee and the Governance and Nominating Committee of the Board. Each of Mses. Collawn and Mitchelmore is considered an independent director and satisfies the applicable requirements for service on their respective Board committees under the NYSE American’s corporate governance listing standards.

Mses. Collawn and Mitchelmore will each receive the same compensation as the Company’s other non-employee directors, pro-rated from the date of their appointments, as described in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2021 (the “Proxy Statement”). In connection with their appointments, Mses. Collawn and Mitchelmore have each entered into the Company’s standard form of Indemnification Agreement, as described in the Company’s Proxy Statement.

There are no transactions between either of Mses. Collawn and Mitchelmore, respectively, and the Company that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

The Company’s press release announcing the appointments of Mses. Collawn and Mitchelmore to the Board and the resignation of Mr. Brandolini as a director is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release, dated July 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated:	July 1, 2021	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Senior Vice President and
Chief Financial Officer